Statutory Accounting and Regulatory Matters	12 Months Ended
Dec. 31, 2021
Insurance [Abstract]
Statutory Accounting and Regulatory Matters	Statutory Accounting and Regulatory Matters
The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

At December 31, 2021 and 2020, the Company’s statutory capital and surplus was $6.1 billion and $4.8 billion, respectively. Statutory net income (loss) of the Company was $136 million, $(1,933) million, and $(1,058) million, in 2021, 2020 and 2019, respectively.
Under Michigan Insurance Law, Jackson must provide notification to the Michigan commissioner of insurance prior to payment of any dividend. Ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus). Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31. The commissioner may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend. The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2022, is estimated to be $608 million, subject to the availability of adjusted earned surplus as of the dividend date. At December 31, 2021, the Company had no adjusted earned surplus available for ordinary dividends. Ordinary dividends from the Company to its parent were nil, nil, and $525 million in 2021, 2020, and 2019, respectively.

On February 14, 2022, the Company received approval from the Michigan Department of Insurance and Financial Services for a $453 million extraordinary dividend and $147 million return of capital to the Company’s parent company, Brooke Life. The combined dividend and return of capital payment to Brooke of $600 million was completed in the first quarter of 2022. Brooke Life paid a $510 million ordinary dividend to its ultimate parent, Jackson Financial, subsequent to the receipt of the $600 million combined extraordinary dividend and return of capital from the Company in the first quarter of 2022.

The Company received approval from the Michigan Department of Insurance and Financial Services regarding the use of a permitted practice which allows early adoption of an exemption for ordinary life insurance certificates issued during 2021 and 2020 that would be subject to VM-20 of the NAIC Valuation Manual. The exemption for companies meeting the conditions of APF 2020-09 will be part of the 2022 Valuation Manual. The permitted practice does not result in differences in net income or capital and surplus between NAIC SAP and practices prescribed or permitted by the state of Michigan, as reserves are established utilizing the same methodology as prior years. However, the additional principle-based reserving requirements are eliminated.

In December 2020, Jackson NY received approval from NYSDFS regarding the use of a permitted practice to allow Jackson NY to exempt life insurance policies issued during 2020 and 2021 from a VM-20 principle-based reserving approach that would have impacted an immaterial number of policies.

Under Michigan Insurance Law, Value of Business Acquired ("VOBA") is reported as an admitted asset if certain criteria are met. Pursuant to Michigan Insurance Law, the Company reported $33 million and $82 million of statutory basis VOBA, at December 31, 2021 and 2020, respectively, which is fully admissible.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice the authorized control level RBC (“Company action level RBC”). At December 31, 2021, the Company's TAC remained well in excess of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments. In 2021 and 2020, there were no significant exceptions with any ratios.